SCHEDULE 14A

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                     [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement      [ ] Confidential, For Use of the Commission
[X] Definitive Proxy Statement           Only (as permitted by Rule 14a-6(e)(2))
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-12

                                   ----------

                            PEROT SYSTEMS CORPORATION
                (Name of Registrant as Specified in its Charter)

                                   ----------

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:
    (2) Aggregate number of securities to which transaction applies:
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
    (4) Proposed maximum aggregate value of transaction:
    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange
    Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

    (1) Amount Previously Paid:
    (2) Form, Schedule or Registration Statement No.:
    (3) Filing Party:
    (4) Date Filed:

                                 perotsystem(R)

                            PEROT SYSTEMS CORPORATION
                              2300 W. Plano Parkway
                               Plano, Texas 75075

                         ------------------------------

                    Notice of Annual Meeting of Stockholders
                             Wednesday, May 7, 2003
                        3:30 p.m. - Central Daylight Time

                         ------------------------------

                            Perot Systems Corporation
                       Plano Campus Cafeteria, West Lobby
                             2300 West Plano Parkway
                               Plano, Texas 75075

                                  April 2, 2003

TO OUR STOCKHOLDERS

     On behalf of the Board of Directors, you are cordially invited to attend the 2003 Perot Systems Corporation Annual Meeting of Stockholders. At the Annual Meeting, we will be electing our directors and conducting any other business properly brought before the meeting.

     Voting is limited to stockholders of record at the close of business on March 24, 2003.

     If you plan to attend the meeting in person, please bring to the Annual Meeting one of the admission tickets provided with these proxy materials.

                                            Sincerely yours,

                                            /s/ Ross Perot

                                            Ross Perot
                                            Chairman
                                perotsystems(R)

                            PEROT SYSTEMS CORPORATION

                         ------------------------------

                                 PROXY STATEMENT

                         ------------------------------

                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS

     Perot Systems Corporation is furnishing you this Proxy Statement on behalf of its Board of Directors to solicit proxies for its Annual Meeting of Stockholders and any adjournments or postponements of the Annual Meeting. We will hold the Annual Meeting at our Plano Campus Cafeteria, 2300 West Plano Parkway, Plano, Texas on Wednesday, May 7, 2003, at 3:30 p.m. local time. We first mailed these proxy materials to our stockholders on or about April 2, 2003.

                               PURPOSE OF MEETING

     We are holding the Annual Meeting for the stockholders to elect our directors and to conduct any other business that properly comes before the Annual Meeting.

                             VOTING AND SOLICITATION

Right to Vote and Record Date

     Our Class A Common Stock, par value $.01 per share, is the only type of security entitled to vote at the Annual Meeting. Each share of Class A Common Stock that you owned as of the close of business on March 24, 2003 entitles you to one vote for each of the eight nominees for director and one vote on any other proposal properly brought before the Annual Meeting. On March 24, 2003, there were 105,697,110 shares of Class A Common Stock outstanding.

Quorum; Adjournment

     The holders of at least a majority of the voting power of our issued and outstanding shares of Class A Common Stock must be present, in person or by proxy, to constitute a quorum for the transaction of business at the Annual Meeting. We count abstentions to determine whether a quorum exists for the transaction of business. We also count broker non-votes, which we describe in more detail below, as shares present or represented at the Annual Meeting for purposes of determining whether a quorum exists.

Voting at the Annual Meeting

     If your shares of Class A Common Stock are registered directly with Mellon Investor Services, you are a "record holder" and may vote in person at the Annual Meeting. If you hold your shares through a stockbroker, bank or other nominee, your shares are held in "street name" and you are the "beneficial holder." If you hold your shares in street name, in order to vote in person at the Annual Meeting, you must obtain a proxy from your broker or nominee.

Voting By Proxy

     Whether or not you are able to attend the Annual Meeting, we urge you to vote by proxy.

   Shares Held of Record

     If you are a record holder, you can vote your shares using one of the following methods:

     o    the Internet website shown on the proxy card,

     o    by telephone using the toll-free number shown on the proxy card, or

     o    a completed and returned written proxy card.

     We must receive votes submitted through the Internet or by telephone by 11:59 p.m., Eastern Daylight Time, on May 6, 2003. Internet and telephone voting are available 24 hours a day, and if you use one of those methods, you do not need to return a proxy card. Submitting your voting instructions by any of the methods mentioned above will not affect your right to attend the Annual Meeting and vote.

     If you vote by phone or via the Internet, please have your social security number and proxy or voting instruction card available. The sequence of numbers appearing on your card and your social security number are necessary to verify your vote.

   Shares Held in Street Name

     If you hold your shares in street name, you should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without instructions from you, your broker has discretion to vote your shares on "routine matters," such as the election of directors.

How The Proxy Holders Will Vote Your Proxy

     The proxy holders will vote as you direct if you properly complete your proxy. If you submit a proxy but do not provide directions on how to vote, your proxy will be voted as follows:

     o    FOR the nominees of the Board of Directors, and

     o In the discretion of the proxy holders, with respect to any other matters that may properly come before the Annual Meeting.

Changing Your Vote

     You may revoke or change your proxy at any time before the Annual Meeting. The procedures for changing your vote differ depending on how you own your shares. If you are a record holder of your Perot Systems shares, you may change your vote by:

     o submitting another proxy with a later date before the beginning of the Annual Meeting,

     o sending a written notice of revocation to the Secretary of Perot Systems at 2300 W. Plano Parkway, Plano, Texas 75075 that is received before the beginning of the Annual Meeting, or

     o    attending the Annual Meeting and voting in person.

     If you hold your shares in street name, you may change your vote by submitting new voting instructions to your broker or nominee.

Vote Required

   Board of Directors

     The eight nominees receiving the highest number of affirmative votes will be elected directors of Perot Systems and will serve until the next Annual Meeting and until their successors have been elected and qualified. We do not have cumulative voting for the election of directors.

   Other Matters

     Approval of any other matter considered at the Annual Meeting will require the affirmative vote of a majority of the shares present or represented by proxy and entitled to vote at the Annual Meeting.

Broker Non-Votes and Abstentions

     A broker non-vote occurs when a broker holds shares in street name for a customer and the customer does not direct the broker's vote with respect to the approval of non-routine matters.

     With respect to the election of directors, a broker will have discretionary authority to vote the shares if the beneficial owner has not given instructions.

Solicitation of Proxies

     Perot Systems will pay all costs of the solicitation. We will furnish copies of solicitation material to fiduciaries and custodians holding shares in street name that others beneficially own. We will conduct the original solicitation by mail or, in cases where the stockholder has previously consented to electronic delivery, by electronic means. We may supplement the original solicitation with a solicitation by telephone, telegram, or other means by our directors, officers, or employees. We will not pay additional compensation to these individuals for their services. We do not plan to solicit proxies by means other than those we have described above.

                                   PROPOSAL

                             ELECTION OF DIRECTORS

General

     Our bylaws provide that the number of our directors will not be less than one, with the exact number to be fixed by the Board of Directors. The Board of Directors has fixed the number of directors at eight. We are proposing the reelection of all eight of our current directors to hold office for a term of one year, expiring at the close of the 2004 Annual Meeting of Stockholders or when their successors are elected and qualified. We have listed the nominees and their positions and offices with Perot Systems below. The proxy holders will vote all duly executed proxies received for the nominees listed below unless you instruct them otherwise. If any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies for any nominee designated by the current Board to fill the vacancy, unless the Board reduces the number of directors to be elected at the Annual Meeting. The Board is not aware of any nominee who is unable or who will decline to serve as a director.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES LISTED BELOW.

Directors and Their Business Experience

     Ross Perot is Chairman of the Board and has served as a director of Perot Systems since 1997. Mr. Perot is a founder of Perot Systems, served as Perot Systems' President and Chief Executive Officer from November 1997 through August 2000 and served as a director from 1988 through 1994. Mr. Perot is currently a private investor. Mr. Perot is the father of Ross Perot, Jr. Age 72.

     Ross Perot, Jr. has served as President and Chief Executive Officer since September 2000 and as a director since 1988. Mr. Perot previously served as President of Hillwood Development Corporation, a real estate development company, from March 1988 until May 1998 and President of Hillwood DBL Partners, Inc. from August 1996 until April 2000. Mr. Perot remains Chairman of Hillwood Development. Mr. Perot is the son of Ross Perot. Age 44.

     Steve Blasnik has served as a director of Perot Systems since 1994. Mr. Blasnik is a director and President of Perot Investments, Inc., a private investment firm affiliated with our Chairman, Ross Perot. Mr. Blasnik also serves as a director and member of the compensation committee of Zonagen, Inc. Age 45.

     James Champy has served as a Vice President and director of Perot Systems since 1996. Mr. Champy also serves as a trustee and member of the compensation committee of the Massachusetts Institute of Technology. Mr. Champy has also been nominated, and expects to be elected, as a director of Analog Devices, Inc. Age 60.

     John S.T. Gallagher has served as a director of Perot Systems since May 2001. Mr. Gallagher serves as Deputy County Executive of Health and Human Services for Nassau County, New York and as a Life Trustee of the North Shore-Long Island Jewish Health System, a customer of Perot Systems. Mr. Gallagher also serves as a director of Netsmart Technologies, Inc. Mr. Gallagher served as Chief Executive Officer of North Shore-Long Island Jewish Health System from October 1997 to December 31, 2001. Age 71.

     William K. Gayden has served as a director of Perot Systems since 1998. Mr. Gayden is the founder, Chairman, and CEO of Merit Energy Company. Mr. Gayden also serves as a director and member of the audit committee of Harte-Hanks, Inc., as a director and member of the Compensation Committee of King Ranch, and as a trustee of Carnegie Institution of Washington. Age 61.

     Carl Hahn has served as a director of Perot Systems since 1993. Mr. Hahn is a private investor. Mr. Hahn previously served as Chairman of Saurer Ltd., a manufacturer of textile machines, and Chairman of the Board of Management of Volkswagen AG. Mr. Hahn also serves as a director of Gerling AG, Hawesko, AG, Sachsenring, AG, and Merloni Electrodomestici Group. Age 76.

     Thomas Meurer has served as a director of Perot Systems since May 2001. Mr. Meurer is currently Senior Vice President of Hunt Consolidated, Inc., director and Senior Vice President of Hunt Oil Company, President of AgHoc Inc., President and director of Hunt Equities Company, and a director of Hunt Realty Company. Age 61.

Board and Committee Meetings

     The Board met five times in 2002. The Board has established the Executive Committee, Audit Committee, and Compensation Committee to assist in the discharge of the Board's responsibilities. Members of the committees serve until their successors are appointed or their earlier resignation or removal. The Board may establish other committees to facilitate the management of Perot Systems or for other purposes it deems appropriate. The Board does not have a nominating committee. Each director attended at least 80% of the Board meetings during 2002.

   Executive Committee

     The Executive Committee consists of Ross Perot, Ross Perot, Jr., and Steve Blasnik. The Executive Committee met one time in 2002. Generally, the Executive Committee has the full power and authority of the Board in the management of the business and affairs of Perot Systems, except with respect to matters that cannot be delegated under Delaware law. All members of the Executive Committee attended 100% of the Executive Committee meetings.

   Audit Committee

     The Audit Committee consists of William K. Gayden, Carl Hahn, and John S.T. Gallagher. The Audit Committee met ten times in 2002. All members of the Audit Committee satisfy the requirements of independence as set forth in the Audit Committee Policy of the New York Stock Exchange. All members of the Audit Committee attended at least 90% of the Audit Committee meetings.

     The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of Perot Systems. The Audit Committee itself does not prepare financial statements or perform audits, and its members are not auditors or certifiers of the Company's financial statements. A charter that the Board reassesses annually governs the Audit Committee's activities.

     The Audit Committee's primary responsibilities and duties are to review and discuss with our outside independent public accountants our financial statements and the professional services they provide, including the scope of their audit coverage, the auditor's reports to management and management's responses to such reports, and the independence of the accountants from our management. The Audit Committee also reviews and discusses with management the scope of our internal audits, summaries of the internal auditors' reports and activities, the effectiveness of our internal audit staff, possible violations of our Standards and Ethical Principles, and such other matters with respect to our accounting, auditing, and financial reporting practices and procedures as it may find appropriate or as have been brought to its attention. In addition, the Board has delegated to the Audit Committee the authority to select Perot Systems' auditors for the 2003 fiscal year.

   Compensation Committee

     The Board of Directors established the Compensation Committee on March 7, 2002. The Compensation Committee consists of Carl Hahn, John S.T. Gallagher, and Thomas Meurer. The Compensation Committee met two times in 2002. The Compensation Committee reviews and makes recommendations on executive officer compensation, the Company's bonus and retirement plans, the 1999 Employee Stock Purchase Plan, and executive officer awards under the 2001 Long-Term Incentive Plan. All members of the Compensation Committee attended 100% of the Compensation Committee meetings.

Director Compensation

     Perot Systems compensates its non-employee directors $2,000 for each meeting of the Board attended in person. Employee directors receive no additional compensation for attending Board or committee meetings. We reimburse our directors for their reasonable travel-related and other out-of-pocket expenses associated with attending Board and committee meetings.

     Perot Systems' 1996 Non-Employee Director Stock Option/Restricted Stock Incentive Plan provides for the issuance of nonqualified stock options or restricted stock to our non-employee directors. The Board administers the Non-Employee Director Plan and has the authority to interpret it. Directors who are not employees of Perot Systems are eligible to receive awards under the Non-Employee Director Plan. Perot Systems makes grants to new directors upon their initial election to the Board and to existing directors at completion of the original vesting schedule for any existing options or restricted shares granted to such director under the Non-Employee

Director Plan. The Non-Employee Director Plan currently provides for a grant to each eligible director of (i) an option to purchase 40,000 shares of Class A Common Stock vesting over five years or (ii) the right to purchase 40,000 restricted shares of Class A Common Stock vesting over five years. The exercise price of options or the purchase price of restricted shares of Class A Common Stock must be at least equal to 100% of the fair market value of the Class A Common Stock on the date of the award.

     During 2002, Messrs. Blasnik, Gayden, and Meurer received cash compensation of $8,000, and Messrs. Gallagher and Hahn each received cash compensation of $6,000.

                   STOCK OWNERSHIP OF PRINCIPAL STOCKHOLDERS
                                AND MANAGEMENT

     The following table shows the number of shares of Common Stock beneficially owned as of March 24, 2003 by:

     o each person who we know beneficially owns more than 5% of our common stock;

     o    each director;

     o the Chief Executive Officer and the other executive officers required to be named in the Summary Compensation Table; and

     o    all executive officers and directors as a group.

                                                                                             Class B
                                                         Class A Common Stock              Common Stock
                                                  -----------------------------------   -----------------
                                                   Number of Shares        Percent       Number of Shares
                                                     Beneficially            of            Beneficially
                                                       Owned(1)         Ownership(1)          Owned
                                                  ------------------   --------------   -----------------
Executive Officers and Directors
Ross Perot, Jr.(2) ............................       32,100,000             30.3%                 --
Peter Altabef(3) ..............................          359,267                *                  --
James Champy(4) ...............................          975,286                *                  --
Russell Freeman(5) ............................          143,510                *                  --
Brian Maloney(6) ..............................           61,363                *                  --
Steven Blasnik(7) .............................           66,000                *                  --
John S.T. Gallagher(8) ........................            8,000                *                  --
William K. Gayden(9) ..........................           47,000                *                  --
Carl Hahn .....................................           85,000                *                  --
Thomas Meurer(10) .............................          148,800                *                  --
Ross Perot(11) ................................       31,759,100             30.0%                 --
All Executive Officers and Directors as a Group
 (13 Persons)(12) .............................       35,236,312             33.1%                 --
Additional 5% Beneficial Owners
 UBS(13) ......................................               --               --           5,550,000
 Royce & Associates, LLC(14) ..................        5,574,700              5.3%                 --
 FMR Corp.(15) ................................        8,591,662              8.1%                 --

------------
*    Less than 1%

(1) Percentages are based on the total number of shares of Class A Common Stock outstanding at March 24, 2003, plus the total number of outstanding options and warrants held by each person that are exercisable within 60 days of such date. We do not consider shares of Class A Common Stock issuable upon exercise of outstanding options and warrants to be outstanding for purposes of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, other than shared property rights created under joint tenancy or marital property laws between our directors and executive officers and their respective spouses, each stockholder named in the table has sole voting and investment power with respect to the shares of Class A Common Stock set forth opposite such stockholder's name. The shares of Class A Common Stock listed include shares held by our Retirement Savings Plan and Trust for the benefit of the named individuals. Participants in the plan have investment and voting power over shares held for their benefit.

(2) Includes 31,705,000 shares of Class A Common Stock owned by HWGA, Ltd.; 10,000 shares owned by The Perot Foundation; 5,000 shares owned by Mr. Perot's spouse; and 380,000 shares that Mr. Perot has the right to acquire upon the exercise of vested options. Mr. Perot disclaims beneficial ownership of the shares his spouse holds. Ross Perot, Jr. is a general partner of HWGA. Ross Perot, our Chairman, is the managing general partner of HWGA. If Ross Perot ceases to be managing general partner, Ross Perot, Jr. will have authority to manage HWGA. Accordingly, the table also shows Ross Perot beneficially owning the shares that HWGA owns. Ross Perot, Jr. is a director of The Perot Foundation. The address for Ross Perot, Jr. is 2300 W. Plano Parkway, Plano, Texas 75075, and the address of HWGA and The Perot Foundation is P.O. Box 269014, Plano, Texas 75026-9014.

(3) Includes 153,000 shares of Class A Common Stock that Mr. Altabef has the right to acquire upon the exercise of vested options and 2,000 shares of Class A Common Stock Mr. Altabef's spouse holds. Mr. Altabef disclaims beneficial ownership of the shares that his spouse holds.

(4) Includes 200,000 shares of Class A Common Stock the Champy Family Irrevocable Trust, of which Mr. Champy is a trustee, holds. As trustee, Mr. Champy shares voting and investment power with respect to the shares of Class A Common Stock the Champy Trust holds and, therefore, the table shows him as the beneficial owner of such shares of Class A Common Stock.

(5) Includes 126,000 shares of Class A Common Stock that Mr. Freeman has the right to acquire upon the exercise of vested options.

(6) Includes 60,000 shares of Class A Common Stock that Mr. Maloney has the right to acquire upon the exercise of vested options.

(7) Includes 60,000 shares of Class A Common Stock that Mr. Blasnik has the right to acquire upon the exercise of vested options and 6,000 shares of Class A Common Stock that Mr. Blasnik's spouse holds. Mr. Blasnik disclaims beneficial ownership of the shares that his spouse holds.

(8) Includes 8,000 shares of Class A Common Stock that Mr. Gallagher has the right to acquire upon the exercise of vested options.

(9) Includes 10,000 shares held by partnerships of which Mr. Gayden is a general partner and 32,000 shares of Class A Common Stock that Mr. Gayden has the right to acquire upon the exercise of vested options.

(10) Includes 136,800 shares owned by Perot Investment Trusts I - V of which Mr. Meurer is trustee. As trustee, Mr. Meurer has voting and investment power with respect to the shares of Class A Common Stock held by the Trusts and, therefore, the table shows him as the beneficial owner of such shares of Class A Common Stock. Also includes 8,000 shares of Class A Common Stock that Mr. Meurer has the right to acquire upon the exercise of vested options.

(11) Includes 31,705,000 shares owned by HWGA, Ltd.; 10,000 shares owned by The Perot Foundation; and 100 shares owned by Mr. Perot's spouse with respect to which Mr. Perot disclaims beneficial ownership. Ross Perot, our Chairman, is the managing general partner of HWGA. Ross Perot has voting and investment power over shares owned by HWGA. Ross Perot, Jr., President and Chief Executive Officer of Perot Systems, is a general partner of HWGA and has authority to manage HWGA if Ross Perot ceases to be managing general partner of HWGA. Accordingly, the table also shows Ross Perot, Jr. beneficially owning the shares that HWGA owns. Mr. Perot is a director and officer of The Perot Foundation. The address for Ross Perot, HWGA and The Perot Foundation is P.O. Box 269014, Plano, Texas 75026-9014.

(12) Includes 880,000 shares of Class A Common Stock that the Executive Officers and Directors have the right to acquire upon the exercise of vested options.

(13) The number of shares of Class A Common Stock owned by UBS is based on information provided by UBS. The Class B Common Stock shown as beneficially owned includes 1,983,318 shares that UBS has the right to acquire upon the exercise of options. The address for UBS AG is Bahnhofstrasse 45, CH 8001, Zurich, Switzerland.

(14) This data is based on information contained in Schedule 13G filed by Royce & Associates, LLC with the Securities and Exchange Commission on February 4, 2003. The address for Royce & Associates, LLC is 1414 Avenue of the Americas, New York, NY 10019.

(15) This data is based on information contained in Schedule 13G filed by FMR Corp. with the Securities and Exchange Commission on February 14, 2003. The address for FMR Corp. is 82 Devonshire Street, Boston, Massachusetts 02109.

                            EXECUTIVE COMPENSATION

Summary of Cash and Certain Other Compensation

     The Summary Compensation Table below shows compensation for the years 2002, 2001, and 2000 for each person who served as the Chief Executive Officer during 2002 and the four other most highly compensated executive officers who were serving as executive officers at the end of 2002 (the "named executive officers").

                          Summary Compensation Table

                                                                                     Long Term
                                                                                Compensation Awards
                                                                             --------------------------
                                                Annual Compensation           Restricted
                                         ---------------------------------      Stock       Securities      All Other
                                           Salary       Bonus       Other      Award(s)     Underlying     Compensation
Name and Principal Position      Year       ($)        ($)(1)      ($)(2)       ($)(3)        Options         ($)(4)
-----------------------------   ------   ---------   ----------   --------   -----------   ------------   -------------
Ross Perot, Jr. .............    2002     500,000          --          --    --                    --             --
 President & Chief               2001     500,000          --          --    --             1,050,000             --
 Executive Officer (5)           2000     166,667          --          --    --               950,000             --
Brian Maloney ...............    2002     405,303     351,000          --    --               300,000             --
 Vice President & Chief          2001          --          --          --    --                    --             --
 Operating Officer (6)           2000          --          --          --    --                    --             --
James Champy ................    2002     540,956      81,947      11,528    --                40,000         25,000
 Vice President                  2001     530,400     132,600      11,810    --                    --         23,800
                                 2000     520,000          --      12,576    --                    --         23,800
Peter Altabef ...............    2002     335,172     118,349          --    --               105,000          8,000
 Vice President, Secretary       2001     322,400     161,200          --    --               104,000          6,800
 & General Counsel               2000     303,327          --          --    --                    --          6,800
Russell Freeman .............    2002     343,167      82,800          --    --               120,000          8,000
 Vice President and Chief        2001     280,250     175,000          --    --                    --          6,800
 Financial Officer               2000     207,310       5,000          --    --               182,000         26,800

------------

(1) Bonus amounts shown in 2002 include bonuses earned in 2002 and paid in 2003. Bonus amounts shown in 2001 were earned in 2001 and paid in 2002.

(2) Represents the payment of taxes related to the life insurance premiums referenced in Note 4 to this table.

(3) At December 31, 2002, Mr. Champy owned 400,000 restricted shares of Class A Common Stock with a value (less the amount paid therefor) of $3,788,000. Mr. Champy's restricted shares vest in equal installments over ten years with vesting beginning in 1997. Mr. Champy is entitled to a pro rata distribution of any dividends paid by Perot Systems on the Class A Common Stock.

(4) In 2002, represents (i) $17,000 in life insurance premiums paid for the benefit of Mr. Champy; and (ii) $8,000 in contributions to our 401(k) plan for the benefit of each of Messrs. Champy, Altabef, and Freeman. In 2001, represents (i) $17,000 in life insurance premiums paid for the benefit of Mr. Champy; and (ii) $6,800 in contributions to our 401(k) plan for the benefit of each of Messrs. Champy, Altabef, and Freeman. In 2000, represents (i) $17,000 in life insurance premiums paid for the benefit of Mr. Champy; (ii) $20,000 in commissions paid to Mr. Freeman; and (iii) $6,800 in contributions to our 401(k) plan for the benefit of each of Messrs. Champy, Altabef, and Freeman.

(5) Mr. Perot has served as our President and Chief Executive Officer since September 1, 2000 and started receiving compensation on that date.

(6) Mr. Maloney has served as our Chief Operating Officer since March 11, 2002 and started receiving compensation on that date.

Stock Option Grants

     The following table provides information relating to option grants in 2002 to the named executive officers. All options are exercisable for Class A Common Stock pursuant to the Company's existing stock option plans and are non-qualified stock options.

                       Option Grants in Last Fiscal Year

                                                    Individual Grants
                               -----------------------------------------------------------
                                                                                                  Potential Realized
                                                                                                   Value at Assumed
                                 Number of      Percent of                                        Annual Rates of Stock
                                Securities     Total Options                                       Price Appreciation
                                Underlying      Granted to      Exercise                           for Option Term(1)
                                  Options      Employees in       Price        Expiration    --------------------------------
Name                              Granted       Fiscal Year       ($/Sh)          Date           5% ($)         10% ($)
----------------------------   ------------   --------------   -----------   -------------   -------------   -------------
Ross Perot, Jr. ............           --             --              --              --              --              --
Brian Maloney(2) ...........      300,000           6.92%        $ 18.30      03/11/2012      $3,452,632      $8,749,646
James Champy(2) ............       40,000            .92%        $  9.63      10/18/2012      $  242,250      $  613,910
Peter Altabef(3) ...........       15,000            .35%        $ 20.07      05/07/2012      $  126,046      $  379,029
Peter Altabef(4) ...........       90,000           2.08%        $  9.63      10/18/2012      $  545,063      $1,381,297
Russell Freeman(3) .........       20,000            .46%        $ 20.07      05/07/2012      $  168,062      $  505,372
Russell Freeman(4) .........      100,000           2.31%        $  9.63      10/18/2012      $  605,626      $1,534,774

------------

(1) These amounts represent assumed rates of appreciation in value from the date of grant until the end of the option term, at the rates set by the Securities and Exchange Commission and, therefore, are not intended to forecast possible future appreciation, if any, in the shares of Class A Common Stock.

(2) Grants vest in five equal annual installments beginning on the first anniversary of the grant.

(3) Grants vest in five equal annual installments beginning on December 20, 2002.

(4) Grants issued with cliff vesting on October 18, 2006 and October 18, 2007, 50% each year.

Option Exercises and Holdings

     The following table provides information regarding exercises of stock options by named executive officers during 2002.

   Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
                                     Values

                                                            Number of Securities                Value of Unexercised
                            Class A                         Underlying Unexercised             in-the-Money Options at
                             Shares                       Options at Fiscal Year-End               Fiscal Year-End
                          Acquired on      Value     ----------------------------------- -----------------------------------
Name                      Exercise(#)   Realized($)   Exercisable(#)   Unexercisable(#)   Exercisable($)   Unexercisable($)
------------------------ ------------- ------------- ---------------- ------------------ ---------------- -----------------
Ross Perot, Jr. ........      --            --             380,000         1,620,000         $  463,600         $695,400
Brian Maloney ..........      --            --                  --           300,000                 --               --
James Champy ...........      --            --                  --            40,000                 --         $ 43,600
Peter Altabef ..........      --            --             126,000           237,000         $1,083,320         $588,660
Russell Freeman ........      --            --             120,000           294,000         $  264,850         $251,150

Employment Contracts and Change in Control Agreements

   Brian Maloney

     We have entered into an associate agreement with Brian Maloney pursuant to which he serves as our Chief Operating Officer at a base salary of $500,000 per year. Mr. Maloney is entitled to an annual cash bonus which has a guaranteed minimum bonus totaling $700,000 over the first two years of his associate agreement, payable over three years. To be eligible to receive these bonus payments, Mr. Maloney must be employed with us on the relevant payment date. Mr. Maloney's associate agreement also provided for a $210,000 signing bonus, less amounts specified in his agreement. Of the $210,000 potential signing bonus, the actual amount we paid Mr. Maloney was $76,000.

     Under Mr. Maloney's associate agreement, we may terminate his employment due to his death or disability, for cause, for any other reason, or for no reason. Mr. Maloney may terminate his employment with us for good reason or without good reason. If we terminate Mr. Maloney due to his death or disability, or for cause, or if he terminates his employment without good reason, then we will pay any salary that has accrued to the date his employment ceases. If we terminate Mr. Maloney not for cause, or if Mr. Maloney terminates his employment for good reason, within six years of his employment date, then Mr. Maloney will receive an amount equal to 36 times his then-current monthly base salary, subject to adjustment for subsequent employment.

     Pursuant to the terms of Mr. Maloney's associate agreement, we granted him a non-qualified stock option to purchase 300,000 shares of our stock, vesting in five equal annual installments beginning in March 2003. In March 2003, we awarded Mr. Maloney non-qualified stock options to purchase (i) 100,000 shares of our Class A Common Stock vesting in five equal annual installments beginning in December 2003, (ii) 60,000 shares of our Class A Common Stock vesting in one installment in March 2008, and (iii) 20,000 shares vesting in five equal annual installments beginning in March 2004. Vesting is contingent on Mr. Maloney's continued employment. All remaining unvested options will become exercisable upon a change of control (as defined in the associate agreement).

   James Champy

     James Champy's associate agreement provided for an initial base salary of $500,000 per year, which is to be reviewed at least annually, and provides for additional benefits, including:

     o a bonus to be determined in accordance with the current bonus plan for the most senior officers of Perot Systems,

     o    payment of life insurance premiums, and

     o    some travel benefits.

     Mr. Champy's associate agreement also provides that if we terminate him other than for cause or substantial misconduct or Mr. Champy is deemed to have been constructively terminated, Mr. Champy will receive a severance payment equal to six months of his current base salary. If either party terminates his employment (other than for cause by Perot Systems) within one year of a change in control of Perot Systems, Mr. Champy would receive severance equal to six months of his current base salary. We may terminate Mr. Champy's associate agreement upon 30 days' notice and payment of severance equal to six months' base pay plus benefits.

     The 1,000,000 restricted shares of Class A Common Stock Mr. Champy acquired pursuant to his restricted stock agreement vest in equal installments over ten years beginning on the first anniversary of the commencement of his employment. Vesting is contingent on continued employment, but Mr. Champy's restricted shares of Class A Common Stock will continue to vest for limited periods following the termination of his employment if he is terminated by Perot Systems other than for cause or substantial misconduct (as defined in his associate agreement) or is deemed to have been constructively terminated (as defined in his associate agreement). If we terminate Mr. Champy other than for cause or substantial misconduct, his restricted shares of Class A Common Stock will continue to vest as scheduled for two years following termination. If there is a change in control of Perot Systems (as defined in his associate agreement) and either party terminates Mr. Champy's employment within one year of such change in control (other than for cause by Perot Systems), all of his shares of Class A Common Stock scheduled to vest through the next two vesting dates will vest on schedule. If either party terminates Mr. Champy's employment for any reason, he has the right to require Perot Systems to purchase his shares for their original cost plus simple interest at the rate of 8% per annum.

Certain Relationships and Related Transactions

   Licenses for Use of Name

     We license the right to use the names "Perot" and "Perot Systems" in our current and future businesses, products, or services from the Perot Systems Family Corporation and Ross Perot. The license is a non-exclusive, royalty-free, non-transferable license without geographic restriction. We may also sublicense our rights to these names to certain of our affiliates. Under the license agreement either party may, in their sole discretion, terminate the license at any time, with or without cause and without penalty, by giving the other party written notice of such termination. Upon termination by either party, we must discontinue all use of the names "Perot" and "Perot Systems" within one year following notice of termination.

   Outsourcing Agreement with Hillwood Enterprises L.P.

     We are currently providing, under a three-year contract which will end in 2003, information technology services for Hillwood Enterprise L.P., which is controlled and partially owned by Ross Perot, Jr. This contract includes provisions under which we may be penalized if our actual performance does not meet the levels of service specified in the contract, and such provisions are consistent with those included in other customer contracts. For the years ended December 31, 2002, 2001, and 2000, we recorded revenue of $1,484,000, $1,511,000 and $358,000 under this contract and direct cost of services of $1,018,000, $1,032,000, and $203,000, respectively. Our Audit Committee has reviewed and approved this contract.

   Sublease with Perot Services Company, LLC

     During 2002, we entered into a sublease agreement with Perot Services Company, LLC, which is controlled and owned by Ross Perot, for approximately 23,000 square feet of office space at our Plano, Texas facility. Rent over the term of the lease is approximately $363,000 per year. The initial lease term is 30 months with one optional 24-month renewal period. Under the terms of the sublease, we paid a $100,000 allowance for modifications to the leased space. Perot Services Company, LLC will pay all modification costs in excess of the allowance. Our Audit Committee has reviewed and approved this contract.

   Affiliate Use of AAirPass Program

     Perot Systems has a corporate AAirPass program with American Airlines under which it prepays for mileage that Perot Systems associates use for business travel. Historically, the use of prepaid miles has resulted in lower travel costs than refundable tickets for most travel itineraries. Employees of Hillwood Development Corporation, The Perot Group, and their affiliated corporations, as well as members of the Perot family also use the Perot Systems AAirPass program. These parties reimburse Perot Systems for the prepaid miles that they use. During 2002, these parties used, and reimbursed Perot Systems for, $84,751 in prepaid miles under the Perot Systems AAirPass program. We benefit from this arrangement because we have a commitment to American Airlines to purchase a minimum number of miles under the AAirPass program and the miles used by these related parties are counted toward fulfilling that commitment. Our Audit Committee has reviewed and approved this arrangement.

   Employment of Law Firm

     During 2002, we paid Hughes & Luce, L.L.P. $2,499,749 for legal services. A partner in that firm is related by marriage to Ross Perot and Ross Perot, Jr.

Independent Public Accountants

   No Approval or Ratification of the Selection of Independent Public
   Accountants

     We anticipate that, as part of the implementation of corporate governance reforms that have been proposed by the New York Stock Exchange, we will revise our Audit Committee Charter during the next several months. We expect that these reforms will require that the Audit Committee have the authority to select and engage Perot Systems' independent public accountant. We are discontinuing the submission of a proposal ratifying or approving the appointment of our independent public accountant in advance of this requirement in order to provide the Audit Committee with the maximum flexibility in selecting and engaging our independent public accountant.

     PricewaterhouseCoopers LLP has audited our financial statements for the fiscal year ended December 31, 2002. A representative of PricewaterhouseCoopers will be at the Annual Meeting and will be given the opportunity to make a statement if they desire to do so, and will be available to answer questions.

   Audit Fees

     PricewaterhouseCoopers' fees for our 2002 and 2001 annual audit and review of interim financial statements and various statutory audits were $760,172 and $679,688, respectively.

   Audit Related Fees

     PricewaterhouseCoopers' fees for audit related services in 2002 and 2001 were $425,254 and $136,305, respectively. These services included the employee benefit plan audit, due diligence, and audits in connection with acquisitions and accounting consultations on emerging accounting issues.

   Tax Fees

     PricewaterhouseCoopers' fees for expatriate administration, tax advisory, and compliance services in 2002 and 2001 were $875,752 and $261,760, respectively.

   All Other Fees

     PricewaterhouseCoopers' fees for all other professional services rendered to us during 2002 and 2001 were $139,591 and $202,316, respectively. These professional services were primarily for litigation support and foreign subsidiary pension benefit services.

     Our Audit Committee has not yet adopted preapproval policies and procedures for audit and non-audit services. Therefore, we have not included preapproval policies and procedures. Perot Systems expects to have preapproval policies and procedures in place in approximately one month.

     The Audit Committee has considered whether PricewaterhouseCoopers' independence is compatible with rendering all other non-audit services during 2002. See "Report of Audit Committee."

                       REPORT OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

                                 MARCH 6, 2003

Introduction

     The Board is providing this report to assist our stockholders in understanding the Board's objectives and procedures in the establishment and operation of the compensation policy for our executive officers.

Compensation Committee

     During 2002, the Board had responsibility for the executive compensation policy. In March 2002, the Board of Directors established the Compensation Committee to review and make recommendations to the Board of Directors on executive officer compensation, bonus and retirement plans, the 1999 Employee Stock Purchase Plan and executive officer awards under the 2001 Long-Term Incentive Plan. In discharging these responsibilities, the Committee was advised by our Human Resources organization. In addition, the Committee has engaged Watson Wyatt Worldwide as its advisor.

Compensation Philosophy and Objectives

     Perot Systems has a core compensation philosophy that underpins our approach to compensating our Associates, including our executive officers. Our policy is to develop an executive compensation program that is competitive with comparable information technology companies with whom we compete for executive talent, but with appropriate variations based on individual and corporate performance. We believe that the compensation of our executive officers should:

     o    Have stock as a key component;

     o Be cost effective and minimize fixed salary, while maximizing variable pay which tracks to business results;

     o    Be compared with our industry peers to ensure market competitiveness;

     o Attract, retain and motivate high caliber executives on a long-term basis; and

     o    Align with the business strategy of our fast paced, growing company.

2002 Executive Compensation Program -- Overview

     Our 2002 executive compensation program comprised three key components:
Base Salary, Short-Term Cash Incentive, and Long-Term Incentive programs.

   Base Salary

     Base salary is a core component of our compensation program. It is designed to reward Associates for effective performance in their current role and to be adjusted over time as a consequence of that performance and also increased responsibility. The setting and adjustment of base salary are governed by the following principles:

     o All Associates -- including executives -- have base salary levels set within established market-based salary ranges. These are developed using an analysis of the external market in order to ensure competitiveness, consistency, and transparency; and

     o Salary levels within the established ranges vary by individual, according to their experience, responsibility level and individual performance towards the attainment of corporate goals and objectives.

     In 2002, the executive officers received increases that were commensurate with their performance and our design criteria.

   Short-Term Incentive Program

     Perot Systems operates a short-term incentive program through an annual bonus plan. The design of the annual bonus plan is reviewed annually, but is always linked to principles of corporate and individual performance. Corporate financial and strategic goals are set at the beginning of each plan year as the overall framework. These are then used to determine the basic payments after the end of the plan year. We also consider factors such as the financial targets and corporate contribution of business units, which may be recognized in our plan design.

     Individual performance is another key criterion. It is through the contribution of individual Associates and their attainment of designated goals that we meet our corporate objectives. All Associates have individual goals and annual performance ratings and any final payments reflect this rating.

     For 2002, the Global Annual Bonus Plan was designed to reflect corporate, business unit, and individual performance. Individual payments were assessed against these design criteria. In 2002, our executive officers received payments commensurate with the attainment of the relevant program components outlined above.

   Long-Term Incentive Program

     Perot Systems regards the holding of stock as a key consideration for executives. This helps fundamentally to align executive behaviors and the achievement of corporate objectives with our stockholders. Stock rewards long-term commitment to the successful performance of an organization. It is, therefore, a major component of our executive compensation program.

     We use stock options under an annual grant program. Executives, like all other Associates, are considered for awards on the basis of their contribution, the performance of the Company and reference to the external market. Attention is paid to the need to retain executives over time and consideration is given to the current holdings of an individual executive (including restricted stock) and the vesting schedule of their holdings. In 2002, the executive officers participated in the annual grant program.

     The short-term and long-term incentive programs are both operated at the discretion of the Company.

Compensation of the Chief Executive Officer

     Ross Perot, Jr. was elected President and Chief Executive Officer effective September 1, 2000. Mr. Perot's current base salary is $500,000 per year. The independent directors of the Company based the annual and incentive compensation of Ross Perot, Jr. on the Company's historical compensation of its CEO's. While Mr. Perot is eligible to receive a bonus under our annual bonus plan, he has declined to be considered for a bonus related to the 2002 fiscal year.

Conclusion

     Our compensation policy and resultant payments directly reflect the performance of Perot Systems and its individual executive officers. It is our belief that our compensation policy serves both the interests of our stockholders and Perot Systems.

                                            BOARD OF DIRECTORS

                                            Ross Perot
                                            Ross Perot, Jr.
                                            Steve Blasnik
                                            James Champy
                                            John S.T. Gallagher
                                            William K. Gayden
                                            Carl Hahn
                                            Thomas Meurer

Compensation Committee Interlocks and Insider Participation

     As members of the Board, Ross Perot, our Chairman and former President and Chief Executive Officer, Ross Perot, Jr., our President and Chief Executive Officer, and James Champy, one of our Vice Presidents, will participate in future compensation decisions.

           SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING REQUIREMENT

     Our directors, executive officers, and holders of more than 10% of our Class A Common Stock must file reports with the Securities and Exchange Commission indicating the number of shares of Perot Systems' Class A Common Stock they beneficially own and any changes in their beneficial ownership. They must provide copies of these reports to us. Based on our review of these reports and written representations from the persons required to file them, John King filed a late report on Form 5 related to a gift he made in 2001. Steve Blasnik, a director of Perot Systems, received an automatic award of an option to purchase 40,000 shares in May 2002 under our 1996 Non-Employee Director Stock Option/Restricted Stock Plan. Perot Systems did not notify Mr. Blasnik of the award nor provide him with an option agreement at that time. Consequently, Mr. Blasnik did not timely file a Form 4 with respect to his award.

                               PERFORMANCE GRAPH

     The graph below compares the performance of our Class A Common Stock since February 2, 1999, the inception of public trading, to the performance of publicly traded securities. The starting point for the graph was $43.50 per share, the closing price on our first day of trading following our initial public offering. Therefore, the graph does not reflect the 172% increase from Perot Systems' $16.00 per share initial public offering price that occurred on the first day of trading.

                        COMPARE CUMULATIVE TOTAL RETURN
                        AMONG PEROT SYSTEMS CORPORATION,
                    NYSE MARKET INDEX AND MG GROUP INDEX(1)

                              [LINE CHART OMITTED]

                     ASSUMES $100 INVESTED ON FEB. 2, 1999
                          ASSUMES DIVIDEND REINVESTED
                       FISCAL YEAR ENDING DEC. 31, 2002

------------

(1) The Media General (MG) Group Information Technology Services Index.

--------------------------------------------------------------------------------
                            2/02/99    12/31/99   12/31/00   12/31/01   12/31/02
                            -------    --------   --------   --------   --------
  PEROT SYSTEMS CORP.        100.00       43.39      21.12     46.94       24.64
  MG GROUP INDEX             100.00      117.66      72.05     76.98       41.85
  NYSE MARKET INDEX          100.00      109.05     111.65    101.70       83.08
--------------------------------------------------------------------------------

                         REPORT OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS

                                 March 6, 2003

     The Audit Committee reviewed the audited financial statements of Perot Systems as of and for the fiscal year ended December 31, 2002, with management and PricewaterhouseCoopers, LLP. The Audit Committee has discussed and reviewed with PricewaterhouseCoopers all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     PricewaterhouseCoopers has provided the Audit Committee with a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence (as required by the Independence Standards Board Standard No. 1). The Audit Committee has discussed with PricewaterhouseCoopers any relationships that may impact their objectivity and independence, including fees paid to PricewaterhouseCoopers by us for services not related to the audit of our year end financial statements and the review of our quarterly financial statements. The Audit Committee has satisfied itself as to PricewaterhouseCoopers' independence.

     The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of our internal controls and the internal audit function's organization, responsibilities, budget, and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

     Based on the review and discussions with management and PricewaterhouseCoopers, the Audit Committee has recommended to the Board that Perot Systems' audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                                            AUDIT COMMITTEE

                                            William K. Gayden
                                            John S.T. Gallagher
                                            Carl Hahn

Equity Compensation Plan Information

     The following table gives information about our Class A Common Stock that we may issue under our equity compensation plans as of December 31, 2002.

                     Equity Compensation Plan Information

                                                                                                  Number of
                                                                                                  Securities
                                                                                                  Remaining
                                                    Number of                                   Available for
                                                Securities to be                               Future Issuance
                                                   Issued Upon         Weighted-Average          Under Equity
                                                   Exercise of         Exercise Price of         Compensation
                                                   Outstanding            Outstanding          Plans (Excluding
                                               Options, Warrants,     Options, Warrants,     Securities Reflected
Plan Category                                      and Rights             and Rights            in Column (a))
-------------                                  ------------------     ------------------     --------------------
                                                       (a)                    (b)                    (c)
Equity Compensation Plans
 Approved by Security Holders .............         6,749,670              $ 14.12                41,573,910(1)
Equity Compensation Plans
 Not Approved by Security Holders .........        30,084,808              $ 13.46                   560,000(2)
                                                   ----------                                     ------------
Total .....................................        36,834,478              $ 13.58                42,133,910
                                                   ==========                                     ============

------------
(1) Includes 23,380,472 shares under the 2001 Long-Term Incentive Plan and 18,193,438 shares under the 1999 Employee Stock Purchase Plan.

(2) Includes 560,000 shares under the 1996 Non-Employee Director Stock Option/Restricted Stock Plan.

                 STOCKHOLDER PROPOSALS FOR THE ANNUAL MEETING
                          AND FOR 2004 ANNUAL MEETING

     Under Article II, Section 4 of our current Bylaws, proposals by stockholders intended to be presented at the Annual Meeting, must be received by Perot Systems' Secretary at our executive offices no later than the close of business on April 17, 2003.

     If you want to include a stockholder proposal in the proxy statement for the 2004 annual meeting, it must be delivered to Perot Systems' Secretary at our executive offices before December 1, 2003.

                                 OTHER MATTERS

     At the date of mailing of this Proxy Statement, we are not aware of any business to be presented at the Annual Meeting other than the proposal discussed above. If other proposals are properly brought before the Annual Meeting, any proxies returned to us will be voted as the proxy holders see fit.

                             FOR MORE INFORMATION

     We file reports, proxy statements, and other information with the SEC. You can read and copy these reports, proxy statements, and other information concerning Perot Systems at the SEC's public reference room at 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the public reference room. The SEC maintains an Internet site at http://www.sec.gov/ that contains reports, proxy, and information statements and other information regarding issuers that file electronically with the SEC, including Perot Systems. The Class A Common Stock is quoted on the NYSE. These reports, proxy statement, and other information are also available for inspection at the offices of the NYSE, 20 Broad Street, New York City, New York 10005.

     In addition, our annual report on Form 10-K (without exhibits) is available via the Internet at our website (www.perotsystems.com). If you would like to request documents from us, please contact our Investor Relations Department at 877-737-6973 by April 15, 2003 to receive them before the Annual Meeting.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Peter Altabef

                                     Peter Altabef
                                     Secretary

Directions to Perot Systems' Plano Campus

From DFW International Airport:

Take International Parkway (the one main road running north-south through the Airport) North to I-635 East.

Continue East on I-635.

Take Exit #27B to I-35E North.

Take Exit #443 to President George Bush Turnpike (TX 190) heading East.

Drive East on President George Bush Turnpike (TX 190) to Plano.

Exit at Custer Parkway.

Turn Left on Custer Parkway to go North.

At Plano Parkway turn Left.

As you head West on Plano Parkway, Perot Systems' Campus is on your left.

Use the first left turn lane entering the Campus parking lot. Once entering the parking lot, proceed to the west end of the parking lot and enter the Campus through the West Lobby.

From Downtown Dallas:

Proceed North on North Central Expressway (IH-75).

Take exit #28B to President George Bush Turnpike going West.

Take the first exit -- Custer Parkway. Proceed West on the service road to the light at Custer Parkway.

Turn Right on Custer Parkway.

Turn Left at the first light (Plano Parkway).

As you head West on Plano Parkway, Perot Systems' Campus is on your left.

Use the first left turn lane entering the Campus parking lot. Once entering the parking lot, proceed to the west end of the parking lot and enter the Campus through the West Lobby.

[perotsystems(TM)LOGO]

PEROT SYSTEMS CORPORATION
2300 W. PLANO PARKWAY
PLANO, TEXAS 75075

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions until 11:59 p.m. EDT on May 6, 2003. Have your proxy card or e-mail notification available when you access the web site. You will be prompted to enter your 12-digit Control Number which is located below to obtain your records and create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touchtone telephone to transmit your voting instructions until 11:59 p.m. EDT on May 6, 2003. Have your proxy card or e-mail notification available when you call. You will be prompted to enter your 12-digit Control Number which is located below and then follow the simple instructions the Vote Voice provides you.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return to Perot Systems Corporation, Attention: Legal Department, 2300 W. Plano Parkway, Plano, Texas 75075.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

                             PEROTP           KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.
================================================================================
PEROT SYSTEMS CORPORATION
  THE DIRECTORS RECOMMEND A VOTE "FOR"
  ITEM 1

                                                              For    Withhold   For All    To withhold authority to vote, mark "For
  1.  To elect as Directors the nominees listed below.        All     All       Except     All Except" and write the nominee's
                                                                                           number on the line below.
      01) Ross Perot
      02) Ross Perot, Jr.                                     [ ]     [ ]        [ ]       -----------------------------------------
      03) Steve Blasnik
      04) James Champy
      05) John S.T. Gallagher
      06) William K. Gayden
      07) Carl Hahn
      08) Thomas Meurer


  2. In their discretion, upon such other matters that may properly come before the meeting or any adjournment or adjournments thereof.

Please sign exactly as your name appears on your stock certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.
                                                      Yes      No
HOUSEHOLDING ELECTION - Please indicate if you
consent to receive certain future investor
communications in a single package per household      [ ]      [ ]


-------------------------------------------------        ------------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date             Signature (Joint Owners)    Date
-------------------------------------------------        ------------------------------------------

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

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                            PEROT SYSTEMS CORPORATION
              Proxy For Annual Meeting of Stockholders
                                   May 7, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Perot Systems Corporation hereby acknowledge(s) receipt of the Proxy Statement dated April 2, 2003, and hereby appoint(s) Peter A. Altabef and Rex C. Mills, or either of them, proxies, each with full power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side, all of the shares of Class A Common Stock of Perot Systems Corporation held of record by the undersigned on March 24, 2003, at the Annual Meeting of Stockholders to be held at the Corporate Headquarters Cafeteria, 2300 West Plano Parkway, Plano, Texas 75075, at 3:30 p.m. CDT on May 7, 2003 or any adjournment thereof.

The shares represented by this proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is made, this proxy will be voted FOR item 1. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN ACCORDANCE WITH YOUR INSTRUCTIONS AND IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES LISTED ON THE REVERSE SIDE OF THIS CARD. YOU MAY REVOKE THIS PROXY AT ANY TIME PRIOR TO THE VOTING THEREOF.

          PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT PROMPTLY
                            IN THE ENCLOSED ENVELOPE.

          (Continued, and to be signed and dated, on the reverse side.)

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